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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 15, 1996
                                                         ----------------

                            GRC INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)

   Delaware                        1-7517                        95-2131929
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  (State of               (Commission File Number)            (I.R.S. Employer
Incorporation)                                               Identification No.)


                  1900 Gallows Road, Vienna, Virginia     22182
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                (Address of principal executive office) (Zip Code)


                                (703) 506-5000
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                        (Registrant's telephone number)


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Item 5.   Other Events.
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On October 15, 1996, GRC International announced its Board of Directors has expanded the Board to 11 directors, and has elected Frank J.A. Cilluffo to the newly created seat, effective immediately. Mr. Cilluffo is a managing general partner of the company's largest shareholder, Cilluffo Associates, LP.

The company also announced the election of President and Chief Executive Officer Jim Roth to the additional position of Chairman of the Board, effective at the conclusion of the annual meeting of shareholders on November 7, 1996.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

    (c)   Exhibits.
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    Exhibit No.   Description
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         20       Press Release dated October 15, 1996

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                        GRC INTERNATIONAL, INC.


Date: October 16, 1996                  By:
                                           ----------------------------------
                                           Thomas E. McCabe
                                           Senior Vice President,
                                            General Counsel and Secretary

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             [LETTERHEAD OF GRC INTERNATIONAL, INC. APPEARS HERE]

                                  Contact:  Wayne Jackson
                                            Director, Corporate Communications
                                            (703) 506-5038

               GRC INTERNATIONAL ELECTS CILLUFFO AS A DIRECTOR,
                               ROTH AS CHAIRMAN

VIENNA, VA., OCT. 15, 1996--GRC INTERNATIONAL (NYSE: GRH) today announced its Board of Directors has expanded the Board to 11 directors, and has elected Frank J.A. Cilluffo to the newly created seat, effective immediately. Mr. Cilluffo is a managing general partner of the company's largest shareholder, Cilluffo Associates, LP.

The company also announced the election of President and Chief Executive Officer Jim Roth to the additional position of Chairman of the Board, effective at the conclusion of the annual meeting of shareholders on November 7, 1996.

GRC International Inc., headquartered in Vienna, Virginia, is internationally recognized as a leading provider of knowledge-based professional services and high-quality technology-based product solutions to government and commercial customers. The company's recently expanded activities encompass sophisticated telecommunications products, network systems analysis and network software development operations for the commercial market. GRCI is a publicly traded company listed on the New York Stock Exchange under the symbol GRH.